Exhibit 10.01

AMENDMENT

TO

NOTE PURCHASE AGREEMENT

This Amendment to the Note Purchase Agreement, dated as of July 31, 2012, as amended, (this “Amendment”), is entered into as of January 3, 2018 (subject to the satisfaction of the conditions set forth in Section 3 below, the “Effective Date”), by and between Dynasil Corporation of America, a Delaware corporation (the “Company”), and Massachusetts Capital Resource Company (the “Purchaser”).

WITNESSETH:

WHEREAS, the Company and the Purchaser are parties to that certain Note Purchase Agreement, dated as of July 31, 2012, (as amended to date and as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”);

WHEREAS, pursuant to the Purchase Agreement the Company issued and sold to the Purchaser the Company’s Note, due 2017, in the original outstanding principal amount of $3,000,000 (the “Note”);

WHEREAS, the Company has requested the Purchaser to amend certain provisions of the Purchase Agreement and the Note; and

WHEREAS, the Purchaser is willing to make such amendments, all on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

2.	Amendment to Purchase Agreement and Note. Upon satisfaction of the conditions to effectiveness set forth in Section 3 below:

(a)         As of and from the Effective Date of this Amendment, Section 1.04(a) of the Purchase Agreement is amended in its entirety to read as follows:

“(a) Required Redemptions. Beginning on and with November 30, 2018, and on the last day of each calendar month thereafter through and including July 31, 2019, the Company will redeem, without premium, $41,380.95 in principal amount of the Notes, or such lesser amount as may be then outstanding, together with all accrued and unpaid interest then due on the amount so redeemed. On the stated or accelerated maturity of the Notes, the Company will pay the principal amount of the Notes then outstanding together with all accrued and unpaid interest then due thereon. No optional redemption of less than all of the Notes shall affect the obligation of the Company to make the redemptions required by this subsection.”

(b)         As of and from January 1, 2018, the first paragraph of the Notes shall be amended by increasing the interest rate from “six percent (6%) per annum” to “seven percent (7%) per annum” and by deleting the phrase “provide however, that if at any time the Company shall be in violation of the Consolidated Fixed Charge Coverage Ratio as amended by this Amendment such interest rate shall immediately thereupon and from such date revert back to ten percent (10%) per annum”.

3.	Conditions. The effectiveness of this Amendment is subject to the following conditions:

(a)       the execution and delivery of this Amendment by the Company and the Purchaser;

(b)       Middlesex Savings Bank shall have consented to this Amendment and the provisions contained herein;

(c)       the execution of the acknowledgement of this Amendment by each guarantor whose name appears at the end of this Amendment;

(d)       the Purchaser shall have received a certificate of the Company certifying certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Amendment and the Note; and

(e)       the Company shall have paid the Purchaser all fees, costs and expenses of the Purchaser in connection with this Amendment, including, without limitation, reasonable fees, costs and expenses of counsel.

4.	Representations and Warranties. The Company hereby represents and warrants to the Purchaser as follows:

(a)       the Company is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b)       the Company has the power and authority to execute, deliver and perform its obligations under this Amendment, the Purchase Agreement and the Note;

(c)       the execution, delivery and performance by the Company of this Amendment, the Purchase Agreement and the Note have been duly authorized by all necessary corporate action and does not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any governmental agency);

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(d)       this Amendment, the Purchase Agreement, the Note, and any other loan documents executed in connection herewith and therewith (the “Loan Documents”) to which the Company or any of its subsidiaries or affiliates is a party, as each Loan Document is amended by this Amendment, constitute the legal, valid and binding obligation of the Company and such subsidiaries and affiliates, enforceable against such person in accordance with its terms;

(e)       after giving effect to this Amendment, (i) no Event of Default exists or shall exist under the Purchase Agreement, and (ii) no event of default exists or shall exist under the Company’s or any of its subsidiaries’ or affiliates’ loan agreements with any bank or financial institution;

(f)       after giving effect to this Amendment, all representations and warranties by the Company contained in the Purchase Agreement and the Note are true and correct in all material respects as of the date hereof, except to the extent made as of a specific date, in which case each such representation and warranty shall be true and correct as of such date; and

(g)       by its signature below, the Company agrees that it shall constitute an Event of Default if any representation or warranty made herein is untrue or incorrect in any material respect as of the date when made or deemed made.

5.	Agreement in Full Force and Effect as Amended. Except as specifically amended hereunder, the Purchase Agreement, the Note, and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Purchase Agreement or any other Loan Document or any right, power or remedy of the Purchaser, nor constitute a waiver of any provision of the Purchase Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Event of Default under any of the foregoing, in each case, whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Purchaser whether under the Purchase Agreement, the Note, the other Loan Documents, at law or otherwise and nothing contained herein shall constitute a course of conduct or dealing among the parties hereto. All references to the Purchase Agreement shall be deemed to mean the Purchase Agreement as amended hereby. This Amendment shall not constitute a novation or satisfaction and accord of the Purchase Agreement and/or other Loan Documents, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Purchase Agreement, the Note, and Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein. Each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Purchase Agreement as amended by this Amendment, and each reference herein or in any other Loan Document to the “Purchase Agreement” shall mean and be a reference to the Purchase Agreement as amended and modified by this Amendment.

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6.	Counterparts. This Amendment may be executed by one or more of the parties to this Amendment and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.

7.	Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Purchaser and its successors and assigns.

8.	Further Assurance. The Company hereby agrees from time to time, as and when requested by the Purchaser, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Purchaser may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment, the Purchase Agreement, the Note, and the Loan Documents.

9.	GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

10.	Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

DYNASIL CORPORATION OF AMERICA

By	/s/ Robert J. Bowdring
Robert J Bowdring, Chief Financial Officer

MASSACHUSETTS CAPITAL RESOURCE COMPANY

By:	/s/ Suzanne L. Dwyer
Suzanne L. Dwyer, Vice President

Each of the undersigned, hereby agrees to the foregoing changes and hereby confirms its Unconditional Guaranty, dated July 31, 2012 as amended, issued by the undersigned in favor of Massachusetts Capital Resource Company.

DYNASIL BIOMEDICAL CORPORATION

By:	/s/ Robert J. Bowdring
Robert J Bowdring, Treasurer

EVAPORATED METAL FILMS CORPORATION

By:	/s/ Robert J. Bowdring
Robert J Bowdring, Treasurer

OPTOMETRICS CORPORATION

By:	/s/ Robert J. Bowdring
Robert J Bowdring, Treasurer

RADIATION MONITORING DEVICES, INC.

By:	/s/ Robert J. Bowdring
Robert J Bowdring, Treasurer

RMD INSTRUMENTS CORPORATION

By:	/s/ Robert J. Bowdring
Robert J Bowdring, Treasurer

[Signature Page to the Amendment to Note Purchase Agreement]